UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2010

Date of reporting period: 09/30/2009

Item 1. Report to Stockholders.

                                           SEMIANNUAL REPORT

                                          September 30, 2009

                                   NICHOLAS EQUITY INCOME FUND, INC.
                                        700 North Water Street
                                      Milwaukee, Wisconsin 53202
                                         www.nicholasfunds.com

November 2009

Report to Fellow Shareholders:

For the first six months of the fiscal year ending March 31, 2010, Nicholas Equity Income Fund produced a return of 42.40% compared to 34.02% for the Standard and Poor's 500 Index. The comparisons to the benchmark for the one-, three-, five- and ten-year periods ended September 30, 2009, are favorable.

Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2009. We are pleased to report that the Fund had a 30-day SEC yield of 4.41% (subsidized) and 4.20% (unsubsidized) as of September 30, 2009. This yield exceeds by a comfortable amount the S and P 500's indicated dividend yield of 2.05%.

			Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc.	42.40%	2.94%	2.71%	5.50%	5.12%
Standard and Poor's 500 Index	34.02%	-6.91%	-5.43%	1.02%	-0.15%
Consumer Price Index	1.45%	-1.32%	2.09%	2.60%	2.55%
Ending value of $10,000 invested in Nicholas Equity Income Fund, Inc.	$14,240	$10,294	$10,836	$13,068	$16,475
Fund's Gross Expense Ratio (from 07/31/09 Prospectus): 1.17%
Fund's Net Expense Ratio (from 07/31/09 Prospectus): 0.90%*

*The Adviser has voluntarily agreed to absorb Fund expenses in excess of 0.90%. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion. The Fund's expense ratios for the period ended September 30, 2009, can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns may be reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

At September 30, 2009, the Fund held 50 stocks and a cash position of 2%. Most of the stocks in the portfolio pay dividends and have raised their dividends as their earnings improved. The Fund's top five holdings were Oshkosh Corp., Dorchester Minerals, Integrys Energy Group, Alcon and Diebold. These five holdings represented 16% of the Fund's net assets. Calendar year-to-date price appreciation that helped the Fund occurred in Oshkosh Corp. (+248%), Kayne Anderson Energy (+85%), Rocky Mountain Chocolate (+70%), Alcon (+56%) and Cohen & Steers Quality Income (+55%). On the downside, the following stocks hurt performance: Jackson Hewitt Tax Service (-68%), Mercury General Corp. (-21%), Integrys Energy Group (-17%), Frontier Communications (-14%), and Abbott Laboratories (-7%). In terms of industry concentration, consumer discretionary, industrials and consumer staples were each approximately 13%.

The U.S. economy appears to be recovering from the recession which began in December 2007. Moreover, during the past two-plus years, there have been over 740 stimulative policy initiatives announced around the world which seems to be spawning an unprecedented, synchronized global recovery. Inflation is subdued, and interest rates, as set by the Federal Reserve Board, are extremely accommodative. Real estate and housing are still hurting. The banking industry, so essential to business and commerce, is in tough shape. We believe more bank failures and take-overs can be expected due to a large number of bad loans on their balance sheets. Consumer and business deleveraging will continue over the coming months. We believe unemployment, which at September 30th came in at 9.8%, will probably move higher, hindering consumer spending.

The dynamic and unexpected rally in stocks, which began on March 9th, has carried the Standard and Poor's 500 up 63% through November 12th. For perspective, from October 9, 2008 to March 9, 2009, the S and P went down 57%. Continuing our strategy of being fully invested has helped the Fund recover much of what was lost in 2008. At this point, we feel company profits need to catch up with their stock prices. There also has been wide dispersion in how individual stocks have performed creating opportunity in stock selection. We also feel growth and steady-earnings stocks are lagging cyclical stocks. This may benefit the Fund because we generally favor the former group of companies.

Thank you for your continued interest in the Fund.

Sincerely,

Albert O. Nicholas

Portfolio Manager

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Standard and Poor's 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return and yield would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (11/09)

Financial Highlights (NSEIX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------
                             Six Months
                               Ended                  Years Ended March 31,
                             09/30/2009     ------------------------------------------
                             (unaudited)     2009     2008     2007     2006     2005
                             -----------    ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $ 8.64      $12.59   $15.98   $13.66   $13.58   $12.45
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income.....      .17(1)      .42(1)   .35      .38      .33(1)   .30
   Net gain (loss) on
    securities (realized and
    unrealized) .............     3.46       (3.95)   (1.37)    2.51      .56     1.04
                                ------      ------   ------   ------   ------   ------
      Total from investment
       operations ...........     3.63       (3.53)   (1.02)    2.89      .89     1.34
                                ------      ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................     (.16)       (.42)    (.34)    (.36)    (.38)    (.21)
   From net capital gain ....       --          --    (2.03)    (.21)    (.43)      --
                                ------      ------   ------   ------   ------   ------
      Total distributions ...     (.16)       (.42)   (2.37)    (.57)    (.81)    (.21)
                                ------      ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................   $12.11      $ 8.64   $12.59   $15.98   $13.66   $13.58
                                ------      ------   ------   ------   ------   ------
                                ------      ------   ------   ------   ------   ------

TOTAL RETURN ................   42.40%(2) (28.75)%  (7.54)%   21.60%    6.96%   10.89%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........    $48.1       $30.0    $36.7    $41.0    $29.0    $27.7
Ratio of expenses to
 average net assets .........     .90%(3)     .90%     .90%     .90%     .90%     .90%
Ratio of net investment
 income to average
 net assets .................    3.19%(3)    3.84%    2.81%    2.64%    2.49%    2.36%
Portfolio turnover rate .....   41.03%(3)   35.79%   51.89%   36.32%   27.84%   45.50%
ABSENT REIMBURSEMENT OF
 EXPENSES BY ADVISER -
Ratio of expenses to
 average net assets .........    1.11%(3)    1.17%    1.10%    1.22%    1.37%    1.37%
Ratio of net investment
 income to average
 net assets .................    2.98%(3)    3.57%    2.61%    2.32%    2.02%    1.89%
(1) Computed based on average shares outstanding.
(2) Not annualized.
(3) Annualized.
       The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Top Ten Equity Portfolio Holdings
September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Oshkosh Corporation ....................................     3.86%
        Dorchester Minerals, L.P. ..............................     3.52%
        Integrys Energy Group, Inc. ............................     3.13%
        Alcon, Inc. ............................................     2.88%
        Diebold, Incorporated ..................................     2.74%
        Healthcare Services Group, Inc. ........................     2.72%
        Frontier Communications Corporation ....................     2.66%
        Johnson Controls, Inc. .................................     2.66%
        W.W. Grainger, Inc. ....................................     2.60%
        Altria Group, Inc. .....................................     2.59%
                                                                    ------
        Total of top ten .......................................    29.36%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Consumer Discretionary ....................................    13.33%
        Industrials ...............................................    12.74%
        Consumer Staples ..........................................    12.65%
        Financials ................................................    11.78%
        Energy ....................................................    10.60%
        Information Technology ....................................    10.10%
        Health Care ...............................................     8.94%
        Materials .................................................     7.23%
        Utilities .................................................     6.58%
        Telecommunication Services ................................     4.95%
        Short-Term Investments ....................................     1.10%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       03/31/09         09/30/09       04/01/09 - 09/30/09
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,424.00              $5.47
        Hypothetical   1,000.00          1,020.49               4.56
        (5% return before expenses)
        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                             Value
-----------                                                     ---------------
COMMON STOCKS - 94.60%
             Consumer Discretionary - Auto & Components - 2.66%
    50,000   Johnson Controls, Inc.                                 $ 1,278,000
                                                                    -----------
             Consumer Discretionary - Durables & Apparel - 6.62%
     8,000   Fortune Brands, Inc.                                       343,840
    20,000   LaCrosse Footwear Inc.                                     245,000
    60,000   Mattel, Inc.                                             1,107,600
     8,800   National Presto Industries, Inc.                           761,288
    10,000   V.F. Corporation                                           724,300
                                                                    -----------
                                                                      3,182,028
                                                                    -----------
             Consumer Discretionary - Retail - 2.36%
    15,000   Genuine Parts Company                                      570,900
    30,000   PetMed Express, Inc.                                       565,500
                                                                    -----------
                                                                      1,136,400
                                                                    -----------
             Consumer Discretionary - Services - 1.59%
   150,000   Jackson Hewitt Tax Service Inc.                            765,000
                                                                    -----------
             Consumer Staples - Food & Staple Retail- 6.67%
    70,000   SUPERVALU INC.                                           1,054,200
    35,000   Village Super Market, Inc.                               1,031,450
    30,000   Walgreen Co.                                             1,124,100
                                                                    -----------
                                                                      3,209,750
                                                                    -----------
             Consumer Staples - Food, Beverage & Tobacco - 5.87%
    70,000   Altria Group, Inc.                                       1,246,700
    20,000   Philip Morris International Inc.                           974,800
    66,715   Rocky Mountain Chocolate Factory, Inc.                     603,771
                                                                    -----------
                                                                      2,825,271
                                                                    -----------
             Energy - 10.51%
    13,000   Chevron Corporation                                        915,590
    33,000   Crosstex Energy, Inc.                                      174,240
   150,000   Crosstex Energy, L.P.                                      790,500
    75,000   Dorchester Minerals, L.P.                                1,692,750
    30,000   Kayne Anderson Energy Total Return Fund, Inc.              637,800
    40,000   Kayne Anderson MLP Investment Company                      846,000
                                                                    -----------
                                                                      5,056,880
                                                                    -----------
             Financials - Banks - 1.63%
    40,000   United Bankshares, Inc.                                    783,600
                                                                    -----------
             Financials - Insurance - 3.06%
    25,000   Mercury General Corporation                                904,500
    20,000   Willis Group Holdings Limited                              564,400
                                                                    -----------
                                                                      1,468,900
                                                                    -----------
             Financials - Real Estate - 4.83%
   200,000   Cohen & Steers Quality Income Realty Fund, Inc.          1,176,000
    40,000   HCP, Inc.                                                1,149,600
                                                                    -----------
                                                                      2,325,600
                                                                    -----------
             Health Care - Equipment - 5.47%
    10,000   Alcon, Inc.                                              1,386,700
    25,000   Fresenius Medical Care AG & Co. KGaA                     1,243,500
                                                                    -----------
                                                                      2,630,200
                                                                    -----------
             Health Care - Pharmaceuticals & Biotechnology - 2.06%
    20,000   Abbott Laboratories                                        989,400
                                                                    -----------
             Industrials - Capital Goods - 7.88%
    16,000   Illinois Tool Works Inc.                                   683,360
    60,000   Oshkosh Corporation *                                    1,855,800
    14,000   W.W. Grainger, Inc.                                      1,251,040
                                                                    -----------
                                                                      3,790,200
                                                                    -----------
             Industrials - Commercial Services & Supplies - 4.76%
    46,723   ABM Industries Incorporated                                983,052
    71,180   Healthcare Services Group, Inc.                          1,306,865
                                                                    -----------
                                                                      2,289,917
                                                                    -----------
             Information Technology - Hardware & Equipment - 2.74%
    40,000   Diebold, Incorporated                                    1,317,200
                                                                    -----------
             Information Technology - Semiconductors &
              Semiconductor Equipment - 2.20%
    40,000   Microchip Technology Incorporated                        1,060,000
                                                                    -----------
             Information Technology - Software & Services - 5.07%
    23,033   Computer Services, Inc.                                    808,458
    35,000   Paychex, Inc.                                            1,016,750
    10,000   Quality Systems, Inc.                                      615,700
                                                                    -----------
                                                                      2,440,908
                                                                    -----------
             Materials - 7.18%
    25,000   AptarGroup, Inc.                                           934,000
    35,000   Bemis Company, Inc.                                        906,850
     9,600   Greif, Inc. - Class B                                      500,832
    60,000   RPM International, Inc.                                  1,109,400
                                                                    -----------
                                                                      3,451,082
                                                                    -----------
             Telecommunication Services - 4.91%
    40,000   AT&T Inc.                                                1,080,400
   170,000   Frontier Communications Corporation                      1,281,800
                                                                    -----------
                                                                      2,362,200
                                                                    -----------
             Utilities - 6.53%
    50,000   Duke Energy Corporation                                    787,000
    42,000   Integrys Energy Group, Inc.                              1,507,380
    60,000   TECO Energy, Inc.                                          844,800
                                                                    -----------
                                                                      3,139,180
                                                                    -----------
                  TOTAL COMMON STOCKS
                   (cost $40,099,422) ............................   45,501,716
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 3.52%
             Financials - Real Estate - 2.17%
    47,000   BioMed Realty Trust, Inc. 7.375% Series A                1,045,750
                                                                    -----------
             Health Care - Services - 1.35%
    57,650   National Healthcare Corporation Series A                   647,986
                                                                    -----------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                   (cost $1,921,615) .............................    1,693,736
                                                                    -----------
SHORT-TERM INVESTMENTS - 1.09%
             Commercial Paper - 0.52%
  $250,000   Hitachi Capital America Corp. 10/05/09, 0.35%              249,990
                                                                    -----------
             Variable Rate Security - 0.57%
   275,407   American Family Financial Services, Inc.(1)
              10/01/09, 0.10%                                           275,407
                                                                    -----------
                  TOTAL SHORT-TERM INVESTMENTS
                   (cost $525,397) ...............................      525,397
                                                                    -----------
                  TOTAL INVESTMENTS
                   (cost $42,546,434) -- 99.21% ..................   47,720,849
                                                                    -----------
             OTHER ASSETS, NET OF LIABILITIES -- 0.79% ...........      379,420
                                                                    -----------
                  TOTAL NET ASSETS
                   (basis of percentages
                    disclosed above) -- 100% .....................  $48,100,269
                                                                    -----------
                                                                    -----------
* Non-income producing security.
(1) Subject to a demand feature as defined by the Securities and Exchange
Commission.
The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $42,546,434) ....     $47,720,849
                                                                   -----------
    Receivables -
         Investment securities sold ...........................        378,818
         Dividend and interest ................................        122,941
                                                                   -----------
              Total receivables ...............................        501,759
                                                                   -----------
    Other .....................................................          2,647
                                                                   -----------
              Total assets ....................................     48,225,255
                                                                   -----------
LIABILITIES
    Payables -
         Due to adviser -
              Management fee ..................................        101,850
              Accounting and administrative fee ...............          4,110
                                                                   -----------
                                                                       105,960
                                                                   -----------
         Other payables and accrued expense ...................         19,026
                                                                   -----------
              Total liabilities ...............................        124,986
                                                                   -----------
              Total net assets ................................    $48,100,269
                                                                   -----------
                                                                   -----------
NET ASSETS CONSIST OF
    Paid in capital ...........................................    $45,668,306
    Net unrealized appreciation on investments ................      5,174,415
    Accumulated net realized loss on investments ..............     (3,309,638)
    Accumulated undistributed net investment income ...........        567,186
                                                                   -----------
              Total net assets ................................    $48,100,269
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized),
 offering price and redemption price
 (3,971,514 shares outstanding) ..............................          $12.11
                                                                        ------
                                                                        ------
The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2009 (unaudited)
-------------------------------------------------------------------------------
INCOME
    Dividend (net of foreign taxes of $7,362) .................    $   852,593
    Interest ..................................................          5,235
                                                                   -----------
         Total income .........................................        857,828
                                                                   -----------
EXPENSES
    Management fee ............................................        146,445
    Accounting and administrative fees ........................         25,068
    Registration fees .........................................         19,410
    Audit and tax fees ........................................         12,875
    Transfer agent fees .......................................          7,123
    Legal fees ................................................          5,767
    Accounting system and pricing service fees ................          5,655
    Directors' fees ...........................................          2,463
    Printing ..................................................          1,987
    Insurance .................................................          1,743
    Postage and mailing .......................................          1,588
    Custodian fees ............................................          1,332
    Other operating expenses ..................................          1,426
                                                                   -----------
         Total expenses before reimbursement ..................        232,882
                                                                   -----------
         Reimbursement of expenses by adviser (Note 2) ........        (44,595)
                                                                   -----------
         Total expenses after reimbursement ...................        188,287
                                                                   -----------
         Net investment income ................................        669,541
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS ..............................      1,012,136
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     12,414,781
                                                                   -----------
    Net realized and unrealized gain on investments ...........     13,426,917
                                                                   -----------
    Net increase in net assets resulting from operations ......    $14,096,458
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2009 (unaudited) and the year ended
March 31, 2009
-------------------------------------------------------------------------------

                                           Six Months Ended       Year Ended
                                              09/30/2009          03/31/2009
                                           ----------------      -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................   $   669,541        $  1,309,353
    Net realized gain (loss)
     on investments ........................     1,012,136          (3,340,882)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    12,414,781          (8,865,109)
                                               -----------        -------------
         Net increase (decrease) in
          net assets resulting from
          operations .......................    14,096,458         (10,896,638)
                                               -----------        -------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............      (639,605)         (1,260,158)
                                               -----------        ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued
     (766,411 and 676,459
     shares, respectively) .................     7,673,506           6,840,512
    Reinvestment of distributions
     (54,445 and 95,170
     shares, respectively) .................       558,476           1,052,947
    Cost of shares redeemed
     (320,617 and 219,487
     shares, respectively) .................    (3,589,263)         (2,479,950)
                                               -----------        ------------
         Change in net assets
          derived from capital share
          transactions .....................     4,642,719           5,413,509
                                               -----------        ------------
         Total increase (decrease) in
          net assets .......................    18,099,572          (6,743,287)
                                               -----------        ------------
NET ASSETS
    Beginning of period ....................    30,000,697          36,743,984
                                               -----------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $567,186 and $349,070,
     respectively) .........................   $48,100,269        $ 30,000,697
                                               -----------        ------------
                                               -----------        ------------
The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2009 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Equity Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
         Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  The
         Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.  Investment transactions for financial statement purposes are recorded on trade date.
         In accordance with Accounting Standards Codification ("ASC") 820-10,
         "Fair Value Measurements" ("ASC 820-10"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish
         classification of fair value measurements for disclosure purposes.
         Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.
         Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         In April 2009, Financial Accounting Standards Board ("FASB") issued
         ASC 820-10-65-4, "Determining Fair Value When the Volume and Level of
         Activity for the Asset or Liability Have Significantly Decreased and
         Identifying Transactions That Are Not Orderly" ("ASC 820-10-65-4"),
         effective for interim and annual periods ending after June 15, 2009.
         ASC 820-10-65-4 expands existing fair value measurement disclosure to include a breakout of the current ASC 820 chart to add category and/or security types.
         The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value:
                                                      Investments
                                                          in
              Valuation Inputs                        Securities
              ---------------------------------------------------
              Level 1 -
                Common Stocks(1) ................... $45,501,716
                Convertible Preferred Stocks(1) ....   1,693,736
              Level 2 -
                Commercial Paper ...................     249,990
                Variable Rate Security .............     275,407
              Level 3 -
                None ...............................          --
                                                     -----------
                                       Total ....... $47,720,849
                                                     -----------
                                                     -----------
              (1) See Schedule of Investments for further detail by industry.
         In May 2009, FASB issued ASC 855-10, "Subsequent Events" ("ASC
         855-10").  The Fund adopted ASC 855-10 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, ASC
         855-10 requires an entity to disclose the date through which subsequent events have been evaluated.  The Fund has evaluated subsequent events through November 24, 2009, the date that the financial statements were available to be issued and determined there were no subsequent events that required disclosure.
         In June 2009, ASC 105-10, "Generally Accepted Accounting Principles"
         ("ASC 105-10") was issued and is effective for interim and fiscal periods ending after September 15, 2009.  ASC 105-10 is intended to establish the FASB Codification as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in preparation of financial statements in conformity with GAAP.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At September 30, 2009, reclassifications were recorded to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by
         $188,180.  This adjustment is attributable to a distribution reclass.
         The tax character of distributions paid during the six months ended
         September 30, 2009 and the year ended March 31, 2009 was as follows:
                                            09/30/2009        03/31/2009
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............   $639,605         $1,260,158
                                             --------         ----------
                                             --------         ----------
         As of September 30, 2009, investment cost for federal tax purposes was
         $42,447,501 and the tax basis components of net assets were as follows:
              Unrealized appreciation .......................  $ 9,590,085
              Unrealized depreciation .......................   (4,316,737)
                                                               -----------
              Net unrealized appreciation ...................  $ 5,273,348
                                                               -----------
                                                               -----------
         The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to holdings in partnership interests and return of capital from investments.
         As of the fiscal year ended March 31, 2009, the Fund realized post-October losses of approximately $3,273,000, which for tax purposes, was deferred and recognized in the following year.
         As of September 30, 2009, the Fund had no tax deferral of wash loss sales.
         As of the fiscal year ended March 31, 2009, the Fund had a capital loss carryforward of approximately $861,000, which expires in 2017.
         Effective March 31, 2008, the Fund adopted ASC 740-10, "Accounting for
         Uncertainty in Income Taxes" which addresses the accounting for uncertainty in income taxes and establishes for all entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in
         "interest" and penalties in "other operating expenses" on the
         Statement of Operations.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2009.  Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal
         2010.  At September 30, 2009, the fiscal years 2006 through 2009 remain open to examination in the Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million.  The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .90% of annual average net assets.  Under this agreement the Adviser reimbursed
         $44,595 during the period ended September 30, 2009.  Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $3,517 for the period ended September 30, 2009 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the period ended September 30, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $13,516,100 and $8,004,230, respectively.
(4) Change of Independent Registered Public Accounting Firm --
    On October 8, 2008, management of the Fund, informed Ernst & Young LLP of its dismissal as the independent registered public accounting firm for the
    Fund. The Board of Directors of the Fund approved the dismissal of Ernst &
    Young LLP and the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm on August 1, 2008.
    The reports of Ernst & Young LLP on the Fund's financial statements presented in this report for the two fiscal years prior to the fiscal year ended March 31, 2009, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Fund's two fiscal years prior to the year ended March 31, 2009 and through the interim period ended October 8,
    2008, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements.
    Additionally, during the two fiscal years ended prior to March 31, 2009 and during the interim period through October 8, 2008, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of Item 304 of Regulation
    S-K).

Historical Record
(unaudited)
-----------------------------------------------------------------------------------------------
                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio (2)    Investment (3)
                        -----------  --------------  -------------  --------------  --------------
November 23, 1993 (1) ..  $10.00        $  --           $  --             --            $10,000
March 31, 1994 .........   10.04         0.0133            --            14.4 times      10,053
March 31, 1995 .........   10.56         0.2810            --            14.6            10,871
March 31, 1996 .........   12.35         0.3370            --            16.8            13,111
March 31, 1997 .........   12.27         0.4527          0.5483          15.9            14,138
March 31, 1998 .........   14.35         0.5014          0.6586          23.0            18,072
March 31, 1999 .........   12.32         0.4843          0.3278          22.0            16,509
March 31, 2000 .........   11.10         0.4447          0.2392          20.6            15,816
March 31, 2001 .........   11.20         0.1980            --            21.0            16,250
March 31, 2002 .........   12.66         0.1697            --            22.4            18,642
March 31, 2003 .........    9.02         0.1920            --            15.6            13,531
March 31, 2004 .........   12.45         0.1486            --            16.1            18,933
March 31, 2005 .........   13.58         0.2120            --            21.0            20,995
March 31, 2006 .........   13.66         0.3843          0.4259          16.8            22,456
March 31, 2007 .........   15.98         0.3663          0.2138          17.0            27,307
March 31, 2008 .........   12.59         0.3377          2.0340          18.2            25,247
March 31, 2009..........    8.64         0.4188            --            11.6            17,989
September 30, 2009 .....   12.11         0.1632(a)         --            16.7            25,617

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid $0.0908 on May 1, 2009 to shareholders of record on April 30, 2009.
    Paid $0.0724 on July 30, 2009 to shareholders of record on July 29, 2009.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In April 2009, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through April 2010.  In connection with the renewal of the Investment Advisory
Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended March 31, 2009, the management fee was
0.70% and the total expense ratio (including the management fee) was 1.17%.
However, during the fiscal year ended March 31, 2009, the Adviser voluntarily absorbed expenses, including the advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis.  In renewing the Investment
Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was the second lowest compared to the overall peer group; (ii) the
Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the range and quality of the services offered by the
Adviser.  The peer group fund data included mid-, large- and small-cap blend and value funds with a prospective objective of equity income and with similar asset sizes.  In terms of the peer group data used for performance comparisons, the Fund's was ranked 1st, 3rd, 2nd and 5th out of 14 funds for the one-, three-, five- and ten-year periods ending March 31, 2009.  The Fund had the second highest 12-month yield relative to its peers.  The Board also reviewed the Fund's risk/return profile as measured by standard deviation.
The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.
The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.
The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed the opinion that given the
Board's focus on performance and maintaining a low fee structure that the
Adviser's profits were not relevant.
The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.
Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Equity Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Profit Sharing Plan
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: November 30, 2009

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: November 30, 2009